                                                                   EXHIBIT T3G.4

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                            -------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                   -------------------------------------------
               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________
                    ----------------------------------------

                       JPMORGAN CHASE BANK, LONDON BRANCH
               (Exact name of trustee as specified in its charter)



NEW YORK                                                              13-4994650
(State of incorporation                                         (I.R.S. employer
if not a national bank)                                      identification No.)


125 LONDON WALL,
LONDON EC2Y 5AJ
(Address of principal executive offices)                              (Zip Code)


                               William H. McDavid
                                 General Counsel
                                 270 Park Avenue
                            New York, New York 10017
                               Tel: (212) 270-2611
            (Name, address and telephone number of agent for service)
                  --------------------------------------------
                             Marconi Corporation plc
               (Exact name of obligor as specified in its charter)



England and Wales                                                     36-4299104
(State or other jurisdiction of                                 (I.R.S. employer
incorporation or organization)                               identification No.)



4th Floor, Regents Place
338 Euston Road
London, United Kingdom                                                   NW1 3BT
(Address of principal executive offices)                              (Zip Code)


                                    T3G.4-1

                        10% Junior Secured Notes due 2008
                       (Title of the indenture securities)






                                     GENERAL

Item 1.  General Information.

         Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

              New York State Banking Department, State House, Albany, New York 12110.

              Board of Governors of the Federal Reserve System,
              Washington, D.C., 20551

              Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.

              Federal Deposit Insurance Corporation, Washington, D.C., 20429.


         (b)  Whether it is authorized to exercise corporate trust powers.

              Yes.


Item 2.  Affiliations with the Obligor and Guarantors.

         If the obligor or any Guarantor is an affiliate of the trustee, describe each such affiliation.

         None.



                                    T3G.4-2

Item 16.   List of Exhibits

           List below all exhibits filed as a part of this Statement of Eligibility.

     1. A copy of the Restated Organization Certificate of the Trustee and the Certificate of Amendment dated November 9, 2001.

     2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference). On November 11, 2001 in connection with the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York, the surviving corporation was renamed JPMorgan Chase Bank.

     3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

     4. A copy of the existing By-Laws of the Trustee.

     5. Not applicable.

     6. The consent of the Trustee required by Section 321(b) of the Act (see
        Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference). On November 11, 2001, in connection with the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York, the surviving corporation was renamed JPMorgan Chase Bank.

     7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

     8. Not applicable.

     9. Not applicable.

                                    SIGNATURE

        Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, JPMorgan Chase Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 21st day of March, 2003.


                                    T3G.4-3

                                             JPMORGAN CHASE BANK



                                          By /s/ James Pike
                                             -----------------------------------



                                    T3G.4-4

                                                                  CONFORMED COPY

                     RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                            J.P. MORGAN CHASE & CO.


                               Under Section 245
                                     of the
                General Corporation Law of the State of Delaware

     J.P. Morgan Chase & Co. (the "Corporation"), does hereby certify under the seal of the Corporation as follows:

     First: The name of the Corporation is J.P. Morgan Chase & Co.; the Corporation was originally incorporated as Chemical New York Corporation.

     Second: The Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware in Dover, Delaware, on the 28th day of October, 1968.

     Third: This Restated Certificate of Incorporation was duly adopted in accordance with Section 245 of the General Corporation Law of Delaware and only restates and integrates and does not further amend the provisions of the Corporation's Restated Certificate of Incorporation as heretofore restated, amended and supplemented. There is no discrepancy between those provisions and the provisions of this Restated Certificate of Incorporation.

     Fourth: The text of the Restated Certificate of Incorporation of the Corporation, as amended, is hereby restated to read in full, as follows:

     FIRST.    The name of the Corporation is J.P. Morgan Chase & Co.

     SECOND.   The address of its registered office in the State of Delaware is
Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

     THIRD.    The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware. Without limiting in any manner the scope and generality of the foregoing, the Corporation shall have the following purposes and powers:

          (1) To acquire by purchase, subscription, or otherwise, and to receive, hold, own, guarantee, sell, assign, exchange, transfer, mortgage, pledge, or otherwise dispose of or deal in and with any and all securities, as such term is hereinafter defined, issued or created by any corporation, firm, organization, association or other entity, public or private, whether formed under the laws of the United States of America or of any state, commonwealth, territory, dependency or possession thereof, or of any foreign country or of any political subdivision, territory, dependency, possession or municipality thereof, or issued or created by the United States of America or any state or commonwealth thereof or any foreign country, or by any agency, subdivision, territory, dependency, possession or municipality of any of the foregoing, and as owner thereof to possess and exercise all the rights, powers and privileges of ownership, including the right to execute consents and vote thereon;

          (2) to make, establish and maintain investments in securities, and to supervise and manage such investments;


                                    T3G.4-5

          (3) to cause to be organized under the laws of the United States of America or of any state, commonwealth, territory, dependency or possession thereof, or of any foreign country or of any political subdivision, territory, dependency, possession or municipality thereof, one or more corporations, firms, organizations, associations or other entities and to cause the same to be dissolved, wound up, liquidated, merged or consolidated;

          (4) to acquire by purchase or exchange, or by transfer to or by merger or consolidation with the Corporation or any corporation, firm, organization, association or other entity owned or controlled, directly or indirectly, by the Corporation, or to otherwise acquire, the whole or any part of the business, good will, rights or other assets of any corporation, firm, organization, association or other entity, and to undertake or assume in connection therewith the whole or any part of the liabilities and obligations thereof, to effect any such acquisition in whole or in part by delivery of cash or other property, including securities issued by the Corporation, or by any other lawful means;

          (5) to make loans and give other forms of credit, with or without security, and to negotiate and make contracts and agreements in connection therewith;

          (6) to aid by loan, subsidy, guaranty or in any other lawful manner any corporation, firm, organization, association or other entity of which any securities are in any manner directly or indirectly held by the Corporation or in which the Corporation or any such corporation, firm, organization, association or entity may be or become otherwise interested; to guarantee the payment of dividends on any stock issued by any such corporation, firm, organization, association or entity; to guarantee or, with or without recourse against any such corporation, firm, organization, association or entity, to assume the payment of the principal of, or the interest on, any obligations issued or incurred by such corporation, firm, organization, association or entity; to do any and all other acts and things for the enhancement, protection or preservation of any securities which are in any manner, directly or indirectly, held, guaranteed or assumed by the Corporation, and to do any and all acts and things designed to accomplish any such purpose;

          (7) to borrow money for any business, object or purpose of the Corporation from time to time, without limit as to amount; to issue any kind of evidence of indebtedness, whether or not in connection with borrowing money, including evidences of indebtedness convertible into stock of the Corporation, to secure the payment of any evidence of indebtedness by the creation of any interest in any of the property or rights of the Corporation, whether at that time owned or thereafter acquired;

          (8) to render service, assistance, counsel and advice to, and to act as representative or agent in any capacity (whether managing, operating, financial, purchasing, selling, advertising or otherwise) of, any corporation, firm, organization, association or other entity; and

          (9) to engage in any commercial, financial, mercantile, industrial, manufacturing, marine, exploration, mining, agricultural, research, licensing, servicing, or agency business not prohibited by law, and any, some or all of the foregoing.

          The term "securities" as used in this Certificate of Incorporation shall mean any and all notes, stocks, treasury stocks, bonds, debentures, evidences of indebtedness, certificates of interest or participation in any profit-sharing agreement, collateral-trust certificates, preorganization certificates or subscriptions, transferable shares, investment contracts, voting trust certificates, certificates of deposit for a security, fractional undivided interests in oil, gas, or other mineral rights, or, in general, any interests or instruments commonly known as "securities", or any and all

                                    T3G.4-6
certificates of interest or participation in, temporary or interim certificates for, receipts for, guaranties of, or warrants or rights to subscribe to or purchase, any of the foregoing.

     The purposes and powers specified in the foregoing paragraphs shall, except where otherwise expressed, be in nowise limited or restricted by reference to, or inference from, the terms of any other paragraph in this Certificate of Incorporation, but the purposes and powers specified in each of the foregoing paragraphs of this Article THIRD shall be regarded as independent purposes and powers.

     The Corporation shall possess and may exercise all powers and privileges necessary or convenient to effect any or all of the foregoing purposes, or to further any or all of the foregoing powers, and the enumeration herein of any specific purposes or powers shall not be held to limit or restrict in any manner the exercise by the Corporation of the general powers and privileges now or hereafter conferred by the laws of the State of Delaware upon corporations formed under the General Corporation Law of Delaware.

     FOURTH.   The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is FOUR BILLION SEVEN HUNDRED MILLION, of which TWO HUNDRED MILLION shares shall be shares of preferred stock of the par value of $1 per share (hereinafter called "Preferred Stock") and FOUR BILLION FIVE HUNDRED MILLION shares shall be shares of common stock of the par value of $1 per share (hereinafter called "Common Stock").

     Any amendment to this Certificate of Incorporation which shall increase or decrease the authorized capital stock of the Corporation may be adopted by the affirmative vote of the holders of capital stock representing not less than a majority of the voting power represented by the outstanding shares of capital stock of the Corporation entitled to vote.

     The designations and the powers, preferences and rights, and the qualifications, limitations or restrictions thereof, of the Preferred Stock shall be as follows:

          (1) The Board of Directors is expressly authorized at any time, and from time to time, to provide for the issuance of shares of Preferred Stock in one or more series, with such voting powers, full or limited but not to exceed one vote per share, or without voting powers and with such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issue thereof adopted by the Board of Directors, and as are not stated and expressed in this Certificate of Incorporation, or any amendment thereto, including (but without limiting the generality of the foregoing) the following:

               (a)  the designation of such series;

               (b) the dividend rate of such series, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any other class or classes or on any other series of any class or classes of capital stock, and whether such dividends shall be cumulative or non-cumulative;

               (c) whether the shares of such series shall be subject to redemption by the Corporation, and, if made subject to such redemption, the times, prices and other terms and conditions of such redemption;

                                    T3G.4-7

               (d) the terms and amount of any sinking fund provided for the purchase or redemption of the shares of such series;

               (e) whether or not the shares of such series shall be convertible into or exchangeable for shares of any other class or classes or of any other series of any class or classes of capital stock of the Corporation, and, if provision be made for conversion or exchange, the times, prices, rates, adjustments and other terms and conditions of such conversion or exchange;

               (f) the extent, if any, to which the holders of the shares of such series shall be entitled to vote as a class or otherwise with respect to the election of the directors or otherwise; provided, however, that in no event shall any holder of any series of Preferred Stock be entitled to more than one vote for each share of such Preferred Stock held by him;

               (g) the restrictions, if any, on the issue or reissue of any additional Preferred Stock;

               (h) the rights of the holders of the shares of such series upon the dissolution of, or upon the distribution of assets of, the Corporation.

          (2) Except as otherwise required by law and except for such voting powers with respect to the election of directors or other matters as may be stated in the resolutions of the Board of Directors creating any series of Preferred Stock, the holders of any such series shall have no voting power whatsoever.

          (3) The voting powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the Corporation's Adjustable Rate Cumulative Preferred Stock, Series A, are set forth in Appendix A hereto and are incorporated by reference.

          (4) The voting powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the Corporation's Variable Cumulative Preferred Stock, Series B through F, are set forth in Appendix B hereto and are incorporated by reference.

          (5) The voting powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the Corporation's 6 5/8% Cumulative Preferred Stock, are set forth in Appendix C hereto and are incorporated by reference.

          (6) The voting powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the Corporation's Adjustable Rate Cumulative Preferred Stock, Series L are set forth in Appendix D hereto and are incorporated by reference.

          (7) The voting powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the Corporation's 10.84% Cumulative Preferred Stock are set forth in Appendix E hereto and are incorporated herein by reference.

          (8) The voting powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the

                                    T3G.4-8

     Corporation's Adjustable Rate Cumulative Preferred Stock, Series N are set forth in Appendix F hereto and are incorporated herein by reference.

          (9) The voting powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the Corporation's Fixed/Adjustable Noncumulative Preferred Stock, Series B through F, are set forth in Appendix G hereto and are incorporated by reference.

     FIFTH. The by-laws may be made, altered, amended or repealed by the Board of Directors. The books of the Corporation (subject to the provisions of the laws of the State of Delaware) may be kept outside of the State of Delaware at such places as from time to time may be designated by the Board of Directors.

     SIXTH. (1) To the fullest extent that the General Corporation Law of the State of Delaware as it exists on the date hereof or as it may hereafter be amended permits the limitation or elimination of the liability of directors, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

          (2) The Corporation shall have the power to indemnify any director, officer, employee or agent of the Corporation or any other person who is serving at the request of the Corporation in any such capacity with another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, any employee benefit plan) to the fullest extent permitted by the General Corporation Law of the State of Delaware as it exists on the date hereof or as it may hereafter be amended, and any such indemnification may continue as to any person who has ceased to be a director, officer, employee or agent and may inure to the benefit of the heirs, executors and administrators of such a person.

          (3) By action of its Board of Directors, notwithstanding any interest of the directors in the action, the Corporation may purchase and maintain insurance, in such amounts as the Board of Directors deems appropriate, to protect any director, officer, employee or agent of the Corporation or any other person who is serving at the request of the Corporation in any such capacity with another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, any employee benefit plan) against any liability asserted against him or incurred by him in any such capacity or arising out of his status as such (including, without limitation, expenses, judgments, fines and amounts paid in settlement) to the fullest extent permitted by the General Corporation Law of the State of Delaware as it exists on the date hereof or as it may hereafter be amended, and whether or not the Corporation would have the power or would be required to indemnify any such person under the terms of any agreement or by-law or the General Corporation Law of the State of Delaware. For purposes of this paragraph (3), "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan.

     SEVENTH. (1) Any action required or permitted to be taken by the holders of Common Stock of the Corporation must be effected at a duly called annual or special meeting of the stockholders of the Corporation and may not be effected by any consent in writing.

          (2) Whenever the vote of holders of shares of any class or series other than Common Stock at a meeting thereof is required or permitted to be taken for or in connection with any corporate action by any provision of the General Corporation Law of the State of Delaware, the meeting and vote of such stockholders may be dispensed with if such action is taken with the written consent of such holders representing not less than a majority of the voting power of all the capital stock of such class or series entitled to be voted upon such action if a meeting were held; provided that in no case shall the written consent be by such holders

                                    T3G.4-9
     having less than the minimum percentage of the vote required by statute for such action, and provided that prompt notice is given in writing to all such stockholders entitled to vote thereon of the taking of corporate action without a meeting and by less than unanimous written consent.

          (3) Election of directors need not be by ballot unless the by-laws so provide.

     EIGHTH. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

     IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by its authorized officer and caused the corporate seal of the Corporation to be hereunto affixed this 1st day of January, 2001.




                                                   By /s/ Anthony J. Horan
                                                   -----------------------
                                                   Anthony J. Horan
                                                   Secretary


[Corporate Seal]

                                    T3G.4-10

                           [JPMORGAN CHASE LOGO]


JPMORGAN CHASE BANK
Office of the Secretary
270 Park Avenue, 35th floor
New York, NY 10017-2070

                                  CERTIFICATE

     I, Susan Sturges Spagnola, a Vice President, Assistant General Counsel, and Assistant Corporate Secretary of JPMorgan Chase Bank, a New York banking organization formerly known as The Chase Manhattan Bank, do hereby certify that attached hereto are true and exact copies of (1) the Restated Organization Certificate of The Chase Manhattan Bank, as filed in the office of the Superintendent of Banks of the State of New York on May 8, 1997 and (2) the Certificate of Amendment of the Organization Certificate of The Chase Manhattan Bank as filed in the office of the Superintendent of Banks of the State and certified by the Deputy Superintendent of Banks on November 9, 2001, and that said Restated Organization Certificate as amended to provide, among other things, for a change in name from The Chase Manhattan Bank to JPMorgan Chase Bank, are in full force and effect on the date hereof.

     IN WITNESS WHEREOF I have hereunto set my hand and affixed the seal of JPMorgan Chase Bank this 26th day of November 2001.


                                        /s/  Susan Sturges Spagnola
                                        --------------------------------------
                                             Susan Sturges Spagnola

STATE OF NEW YORK   )
                    )    ss.:
COUNTY OF NEW YORK  )

Sworn to before me this 26th day of November 2001.


/s/  Mary Vorderer
--------------------------------------
     Notary Public


MARY VORDERER
Notary Public, State of New York
No. 02VO5082185
Qualified in New York County
Commission Expires July 21, 2005



                                    T3G.4-11

                               STATE OF NEW YORK,

                               BANKING DEPARTMENT


     I, MANUEL KURSKY, Deputy Superintendent of Bank of the State of New York, DO HEREBY APPROVE the annexed Certificate entitled "RESTATED ORGANIZATION CERTIFICATE OF THE CHASE MANHATTAN BANK UNDER SECTION 8007 OF THE BANKING LAW," dated March 25, 1997, providing for the restatement, without making any amendment or change, of the text of the Organization Certificate with its previous amendments in a single certificate.






WITNESS, my hand and official seal of the Banking Department at the City of New York,

               this 8TH day of MAY in the Year of our Lord one thousand nine hundred and NINETY-SEVEN.




                                                     /s/  Manuel Kursky
                                                --------------------------------
                                                 DEPUTY Superintendent of Banks.


                                    T3G.4-12

                                    RESTATED

                            ORGANIZATION CERTIFICATE

                                       OF

                            THE CHASE MANHATTAN BANK

                 Under Section 8007 of the New York Banking Law

     WE, WALTER V. SHIPLEY and ANTHONY J. HORAN, being, respectively, the Chairman of the Board and the Secretary of THE CHASE MANHATTAN BANK, a New York banking organization, do hereby certify as follows:

     1. The name of the Corporation is The Chase Manhattan Bank. The Corporation was formed under the name Chemical Bank.

     2. The Organization Certificate of The Chase Manhattan Bank was filed by the Superintendent of Banks of the State of New York on November 26, 1968.

     3. The text of the organization certificate, as amended heretofore, is hereby restated without further amendment or change to read as herein set forth in full:

     FIRST: The name by which the Corporation is to be known is THE CHASE MANHATTAN BANK.

     SECOND: The principal office of the Corporation is to be located in New York, New York.

     THIRD: The amount of authorized stock which the Corporation is hereafter to have is $1,335,000,000 and the number of shares into which such capital stock is to be divided is 125,000,000 shares consisting of 110,000,000 shares of Common Stock, par value $12 per share, and 15,000,000 shares of Preferred Stock, par value $1 per share, which shall be issued in one or more classes or series having such designations, relative rights, preferences or limitations as fixed by the Board of Directors of the Corporation at the time of issuance of any such Preferred Stock.

     FOURTH: The number of directors of the Corporation shall be not less than seven nor more than twenty-five.

     FIFTH: The Corporation is to exercise the powers conferred by Section 100 of the banking laws of the State of New York.

     4. This restated organization certificate was approved by a resolution adopted by the Board of Directors of the Corporation, on July 16, 1996.



                                    T3G.4-13

     IN WITNESS WHEREOF, the undersigned have executed this restated organization certificate this 25th day of March, 1997.



                                              /s/ Walter V. Shipley
                                              ---------------------
                                              Walter V. Shipley
                                              Chairman of the Board



                                              /s/ Anthony J. Horan
                                              ---------------------
                                              Anthony J. Horan
                                              Secretary




                                    T3G.4-14

STATE OF NEW YORK  )
                   ) ss.:
COUNTY OF NEW YORK )


     I, ANTHONY J. HORAN, being duly sworn, depose and say that I, the said ANTHONY J. HORAN, am the Secretary of THE CHASE MANHATTAN BANK, and that I have read and signed the foregoing Certificate and know the contents thereof and the statements contained therein are true.


                                                      /s/ Anthony J. Horan
                                                      --------------------
                                                      Anthony J. Horan
                                                      Secretary


Subscribed and sworn to before
me this 25th day of March 1997.

/s/ Virginia Stank
------------------
Notary Public




VIRGINIA STANK
Notary Public, State of New York
No 41-4511512
Qualified in Queens County
Certificate Filed in New York County
Commission Expires Nov. 30, 1997




                                    T3G.4-15

                               STATE OF NEW YORK

                               BANKING DEPARTMENT

I, P. VINCENT CONLON, Deputy Superintendent of Banks of the State of New York, DO HEREBY APPROVE the annexed certificate entitled "CERTIFICATE OF AMENDMENT OF THE ORGANIZATION CERTIFICATE OF THE CHASE MANHATTAN BANK UNDER SECTION 8001 OF THE NEW YORK BANKING LAW" dated October 22, 2001, providing for a change in name to JPMORGAN CHASE BANK, and an increase in the amount of authorized capital stock from $1,335,000,000 consisting of 110,000,000 shares of common stock with a par value of $12 per share, and 15,000,000 shares of preferred stock with a par value of $1 per share, to $1,800,180,000 consisting of 148,765,000 shares of common stock with a par value of $12 per share, and 15,000,000 shares of preferred stock with a par value of $1 per share. The preferred stock shall be issued in one or more classes or series having such designations, relative rights, preferences or limitations as fixed by the Board of Directors of the Corporation at the time of issuance.

WITNESS, MY HAND AND OFFICIAL SEAL OF THE BANKING DEPARTMENT AT THE CITY OF NEW YORK, THIS 9TH DAY OF NOVEMBER IN THE YEAR OF OUR LORD TWO THOUSAND AND ONE.


                                                 /s/ P. Vincent Conlon
                                                 -----------------------------
                                                 DEPUTY SUPERINTENDENT OF BANKS


                                    T3G.4-16

                            CERTIFICATE OF AMENDMENT

                                       OF

                           THE ORGANIZATION CERTIFICATE

                                       OF

                            THE CHASE MANHATTAN BANK

                 Under Section 8001 of the New York Banking Law



     WE, WILLIAM B. HARRISON, JR. and ANTHONY J. HORAN, being, respectively, the Chief Executive Officer and the Secretary of THE CHASE MANHATTAN BANK, a New York banking organization, do hereby certify as follows:

     1.  The name of the Corporation is The Chase Manhattan Bank.

     2. The Organization Certificate of The Chase Manhattan Bank was filed by the Superintendent of Banks of the State of New York on November 26, 1968 under the title Chemical Bank.

     3. A Certificate of Amendment of the Organization Certificate providing for an increase in capital stock was filed by the Superintendent of Banks of the State of New York on February 17, 1969.

     4. A Certificate of Amendment of the Organization Certificate providing for an increase in capital stock was filed by the Superintendent of Banks of the State of New York on September 8, 1977.

     5. A Certificate of Amendment of the Organization Certificate providing for an increase in capital stock was filed by the Superintendent of Banks of the State of New York on January 29, 1981.




                                    T3G.4-17

     6. A Certificate of Amendment of the Organization Certificate providing for an increase in capital stock was filed by the Superintendent of Banks of the State of New York on September 14, 1982.

     7. A Certificate of Amendment of the Organization Certificate providing for an increase in capital stock was filed by the Superintendent of Banks of the State of New York on March 13, 1985.

     8. A Certificate of Amendment of the Organization Certificate providing for an increase in capital stock was filed by the Superintendent of Banks of the State of New York on June 4, 1992.

     9. A Certificate of Amendment of the Organization Certificate providing for a change of name from Chemical Bank to The Chase Manhattan Bank and an increase in capital effective July 13, 1996 was filed by the Superintendent of Banks of the State of New York on July 11, 1996.

     10. A Restated Organization Certificate was approved and filed by the Superintendent of Banks of the State of New York on May 8, 1997.

     11. Article FIRST of the Organization certificate, as amended, stating that the name of the corporation is "The Chase Manhattan Bank" is hereby amended and restated to read in its entirety as follows:

     "FIRST:   The name of the corporation is JPMORGAN CHASE BANK."

     12. Article THIRD of the Organization certificate, as amended, stating that the amount of its authorized capital stock is $1,335,000,000 and the number of shares into which such capital stock is to be divided is 125,000,000 shares consisting of 110,000,000 shares of



                                    T3G.4-18

Common Stock, par value $12 per share, and 15,000,000 shares of Preferred Stock, par value $1 per share, is hereby amended and restated to read in its entirety as follows:

     "THIRD: The amount of authorized stock which the Corporation is hereafter to have is $1,800,180,000, and the number of shares into which such capital stock is to be divided is 163,765,000 shares consisting of 148,765,000 shares of Common Stock, par value $12 per share, and 15,000,000 shares of Preferred Stock, par value $1 per share, which shall be issued in one or more classes or series having such designations, relative rights, preferences or limitations as fixed by the Board of Directors of the Corporation at the time of issuance of any such Preferred Stock."

     13. These amendments to the Organization Certificate were approved by the written consent of J.P. Morgan Chase & Co., the sole stockholder of the Corporation, on June 30, 2001.

     IN WITNESS WHEREOF, the undersigned have executed this Certificate this 22nd day of October 2001.



                                           /s/ William B. Harrison, Jr.
                                      --------------------------------------
                                              William B. Harrison, Jr.
                                              Chief Executive Officer



                                               /s/ Anthony J. Horan
                                      --------------------------------------
                                                 Anthony J. Horan
                                                    Secretary


                                    T3G.4-19

STATE OF NEW YORK,   )
                     )
COUNTY OF NEW YORK,  )



          I, ANTHONY J. HORAN, being duly sworn, depose and say that I, the said ANTHONY J. HORAN, am the Secretary of THE CHASE MANHATTAN BANK, and that I have read and signed the foregoing Certificate and know the contents thereof and the statements therein contained are true.



                                                /s/ Anthony J. Horan
                                      --------------------------------------
                                                  Anthony J. Horan
                                                  Secretary


Subscribed and sworn to before
me this 22nd day of October 2001


       /s/ Mary Vorderer
---------------------------------
        Notary Public


        MARY VORDERER
Notary Public, State of New York
      No. 02VO5082185
  Qualified in New York County
Commission Expires July 21, 2005




                                    T3G.4-20

                               STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE
                       _________________________________


                     [GREAT SEAL OF THE STATE OF DELAWARE]

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY

CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF MERGER,

WHICH MERGES:


     "J.P. MORGAN & CO. INCORPORATED", A DELAWARE CORPORATION, WITH AND INTO

"THE CHASE MANHATTAN CORPORATION" UNDER THE NAME OF "J.P. MORGAN CHASE & CO.",

A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE,

AS RECEIVED AND FILED IN THIS OFFICE THE TWENTY-NINTH DAY OF DECEMBER, A.D.

2000, AT 11:10 O'CLOCK A.M.


     AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID

CERTIFICATE OF MERGER IS THE THIRTY-FIRST DAY OF DECEMBER, A.D. 2000.


     A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE

COUNTY RECORDER OF DEEDS.



                                                    /s/  Edward J. Freel
           [SEAL OF THE OFFICE OF THE        -----------------------------------
          SECRETARY OF STATE, DELAWARE]      Edward J. Freel, Secretary of State



0691011  8100M                                           AUTHENTICATION: 0885428

001650988                                                         DATE: 12-29-00




                                    T3G.4-21

                                                          STATE OF DELAWARE
                                                          SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                       FILED 11:10 AM 12/29/2000
                                                          001650988 - 0691011

                             CERTIFICATE OF MERGER

                                       OF

                        THE CHASE MANHATTAN CORPORATION

                            UNDER SECTION 251 OF THE

                            GENERAL CORPORATION LAW

                            OF THE STATE OF DELAWARE


     Pursuant to Section 251(c) of the General Corporation Law of the State of Delaware, The Chase Manhattan Corporation, a Delaware corporation (the "Corporation"), hereby certifies the following information relating to the merger of J.P. Morgan & Co. Incorporated, a Delaware corporation ("J.P. Morgan"), with and into the Corporation (the "Merger"):

     FIRST:    The names of the constituent corporations in the Merger (the
"Constituent Corporations") and their states of incorporation are as follows:

     Name                                State
     ----                                -----

     The Chase Manhattan Corporation     Delaware

     J.P. Morgan & Co. Incorporated      Delaware

     SECOND:   The Agreement and Plan of Merger, dated as of September 12, 2000
(the "Merger Agreement"), between the Corporation and J.P. Morgan, setting forth the terms and conditions of the Merger, has been approved, adopted, certified, executed and acknowledged by each of the Constituent Corporations in accordance with the provisions of Section 251 of the General Corporation Law of the State of Delaware.



                                    T3G.4-22

     THIRD:    The surviving corporation in the Merger is The Chase Manhattan
Corporation, which as of the effective time of the Merger will change its name to J.P. Morgan Chase & Co. (the "Surviving Corporation").

     FOURTH:   The certificate of incorporation of the Corporation shall be the certificate of incorporation of the Surviving Corporation, except that such certificate of incorporation shall be as amended as follows:

     1.   Article FIRST is hereby amended to read in its entirety as follows:

          "FIRST.   The name of the Corporation is J.P. Morgan Chase & Co."

     2. The voting powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of each series of Preferred Stock of the Corporation, as set forth in the Appendices to the certificate of incorporation of the Corporation, are hereby amended by deleting each reference therein to "THE CHASE MANHATTAN CORPORATION" and inserting in lieu thereof a reference to "J.P. MORGAN CHASE & CO." and by deleting each reference therein to "The Chase Manhattan Corporation" that refers to the Corporation and inserting in lieu thereof a reference to "J.P. Morgan Chase & Co.".

     FIFTH:    The executed Merger Agreement is on file at the office of the
Surviving Corporation located at 270 Park Avenue, New York, New York 10017.

     SIXTH:    A copy of the Merger Agreement will be furnished by the Surviving
Corporation, on request and without cost, to any stockholder of either of the Constituent Corporations.

     SEVENTH: This Certificate of Merger, and the Merger provided for herein, shall become effective at 11:59 p.m. on December 31, 2000.




                                    T3G.4-23

IN WITNESS WHEREOF, this Certificate of Merger has been executed on this 29th day of December, 2000.

                                             THE CHASE MANHATTAN CORPORATION



                                             By: /s/ Anthony J. Horan
                                                 ------------------------------
                                                 Anthony J. Horan
                                                 Secretary



                                    T3G.4-24

                                    BY-LAWS

                              JPMORGAN CHASE BANK

          (Name change effective November 10, 2001 upon the merger of Morgan Guaranty Trust Company of New York into The Chase Manhattan Bank)

          As Amended by the Board of Directors effective June 1, 1999









                            Office of the Secretary
                          270 Park Avenue, 35th floor
                               New York, NY 10017





                                    T3G.4-25

                                    CONTENTS


                                    SUBJECT
ARTICLE
-------
     I         MEETINGS OF STOCKHOLDERS
                    Section 1.01             Annual Meeting
                    Section 1.02             Special Meetings
                    Section 1.03             Quorum

    II         BOARD OF DIRECTORS
                    Section 2.01             Number
                    Section 2.02             Vacancies
                    Section 2.03             Annual Meeting
                    Section 2.04             Regular Meetings
                    Section 2.05             Special Meetings
                    Section 2.06             Quorum
                    Section 2.07             Rules and Regulations
                    Section 2.08             Compensation

   III         COMMITTEES
                    Section 3.01             Executive Committee
                    Section 3.02             Examining Committee
                    Section 3.03             Other Committees

    IV         OFFICERS AND AGENTS
                    Section 4.01             Officers
                    Section 4.02             Clerks and Agents
                    Section 4.03             Term of Office
                    Section 4.04             Chairman of the Board
                    Section 4.05             Chief Executive Officer
                    Section 4.06             President
                    Section 4.07             Vice Chairman of the Board
                    Section 4.08             Chief Financial Officer
                    Section 4.09             Controller
                    Section 4.10             Secretary
                    Section 4.11             General Auditor
                    Section 4.12             Powers and Duties of Other Officers
                    Section 4.13             Fidelity Bonds


     V         CORPORATE SEAL

    VI         FISCAL YEAR

   VII         INDEMNIFICATION
                    Section 7.01             Right to Indemnification
                    Section 7.02             Contracts and Funding
                    Section 7.03             Employee Benefit Plans
                    Section 7.04             Indemnification Not Exclusive Right
                    Section 7.05             Advancement of Expenses; Procedures

  VIII         BY-LAWS
                    Section 8.01             Inspection
                    Section 8.02             Amendments
                    Section 8.03             Construction



                                    T3G.4-26

                                    BY-LAWS

                                       OF

                              JPMORGAN CHASE BANK


                                   ARTICLE I

                            MEETINGS OF STOCKHOLDERS

     SECTION 1.01. Annual Meeting. The annual meeting of stockholders of JPMorgan Chase Bank (herein called the Bank), shall be held in the Borough of Manhattan, City of New York, State of New York, within the first four months of each calendar year, on such date and at such time and place as the Board of Directors (herein called the Board), may determine, for the election of directors and the transaction of such other business as may properly come before the meeting. Notice of such meeting, stating the purpose or purposes thereof and the time when and the place where it is to be held and signed by the Chairman of the Board (herein called the Chairman), the Chief Executive Officer, the President, a Vice Chairman of the Board or the Secretary or an Assistant Corporate Secretary of the Bank, shall be served by personal delivery upon each stockholder of record entitled to vote at such meeting not less than 10 nor more than 50 days before said meeting.

     SECTION 1.02. Special Meetings. A special meeting of the stockholders may be called at any time by the Board, the Chairman, the Chief Executive Officer, the President, or a Vice Chairman of the Board, or upon the request in writing of the holders of record of not less than 40% of the outstanding capital stock. Notice of any special meeting, stating the time, place and purpose or purposes thereof, shall be given by personal delivery to the stockholders in the manner provided in Section 1.01 for the giving of notice of annual meetings of stockholders. In the case of any meeting of stockholders, annual or special, called for a purpose requiring other or further notice, such notice shall be given as required by law.

     SECTION 1.03. Quorum. A majority of the outstanding common stock, represented in person or by proxy, shall constitute a quorum at any meeting of stockholders, unless otherwise provided by law; but less than a quorum may adjourn any meeting, from time to time, and the meeting may be held as adjourned, without further notice.

                                   ARTICLE II

                               BOARD OF DIRECTORS

     SECTION 2.01. Number. The business and affairs of the Bank shall be managed by or under the direction of a Board of Directors, of such number as may be fixed from time to time by resolution adopted by the Board, but in no event less than 7 or more than 25, selected, organized and continued in accordance with the provisions of the New York Banking Law. Each director hereafter

                                    T3G.4-27
elected shall hold office until the next annual meeting of the stockholders and until his successor is elected and has qualified, or until his death or until he shall resign or shall have been removed.

     SECTION 2.02. Vacancies. In case of any increase in the number of directors, the additional director or directors, and in case of any vacancy in the board due to death, resignation, removal, disqualification or any other cause, the successors to fill the vacancies, not exceeding one-third of the entire Board, shall be elected by a majority of the directors then in office.

     SECTION 2.03. Annual Meeting. An annual meeting of the directors shall be held each year, without notice, immediately following the annual meeting of stockholders. The time and place of such meeting shall be designated by the Board. At such meeting, the directors shall, after qualifying, elect from their own number a Chairman of the Board, a Chief Executive Officer, a President and one or more Vice Chairmen of the Board, and shall elect or appoint such other officers authorized by these By-laws as they may deem desirable, and appoint the Committees specified in Article III hereof. The directors may also elect to serve at the pleasure of the Board, one or more Honorary Directors, not members of the Board. Honorary Directors of the Board shall be paid such compensation or such fees for attendance at meetings of the Board, and meetings of other committees of the Board, as the Board shall determine from time to time.

     SECTION 2.04. Regular Meetings. The Board shall hold a regular meeting without notice at the principal office of the Bank on the third Tuesday in each month, with such exceptions as shall be determined by the Board, at such time as shall be determined by the Board, unless another time or place, within or without the State, shall be fixed by resolution of the Board. Should the day appointed for a regular meeting fall on a legal holiday, the meeting shall be held at the same time on the preceding day or on such other day as the Board may order.

     SECTION 2.05. Special Meetings. Special meetings of the Board shall be held whenever called by the Chairman, the Chief Executive Officer, the President, a Vice Chairman of the Board, the Secretary or a majority of the directors at the time in office. A notice shall be given as hereinafter in this Section provided of each such special meeting, in which shall be stated the time and place of such meeting, but, except as otherwise expressly provided by law or by these By-laws, the purposes thereof need not be stated in such notice. Except as otherwise provided by law, notice of each such meeting shall be mailed to each director, addressed to him at his residence or usual place of business, at least two (2) days before the day on which such meeting is to be held, or shall be sent addressed to him at such place by telegraph, cable, wireless or other form of recorded communication or be delivered personally or by telephone not later than noon of the calendar day before the day on which such meeting is to be held. At any regular or special meeting of the Board, or any committee thereof, one or more Board or committee members may participate in such meeting by means of a conference telephone or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time. This type of participation shall constitute presence in person at the meeting. Notice of any meeting of the Board shall not, however, be required to be given to any director who submits a signed waiver of notice whether before or after the meeting, or if he shall be present at such meeting; and any meeting of the Board shall be a legal meeting without any notice thereof having been given if all the directors of the Bank then in office shall be present thereat.

                                    T3G.4-28

     SECTION 2.06. Quorum. One-third of the members of the entire Board, or the next highest integer in the event of a fraction, shall constitute a quorum, but if less than a quorum be present, a majority of those present may adjourn any meeting from time to time and the meeting may be held as adjourned without further notice.

     SECTION 2.07. Rules and Regulations. The Board may adopt such rules and regulations for the conduct of its meetings and the management of the affairs of the Bank as it may deem proper, not inconsistent with the laws of the State of New York or these By-laws.

     SECTION 2.08. Compensation. Directors shall be entitled to receive from the Bank such fees for attendance at meetings of the Board or of any committee, or both, as the Board from time to time shall determine. The Board may also likewise provide that the Bank shall reimburse each such director or member of such committee for any expenses paid by him on account of his attendance at any such meeting. Nothing in this Section contained shall be construed to preclude any director from serving the Bank in any other capacity and receiving compensation therefor.


                                  ARTICLE III


                                   COMMITTEES

     SECTION 3.01. Executive Committee. The Board, by resolution adopted by a majority of the entire Board, shall appoint an Executive Committee which, when the Board is not in session, shall have and may exercise all the powers of the Board that lawfully may be delegated including, without limitation, the power and authority to declare dividends. The Executive Committee shall consist of such number of directors as the Board shall from time to time determine, but not less than five and one of whom shall be designated by the Board as Chairman thereof, as follows: (a) the Chairman of the Board, the Chief Executive Officer, the President, the Vice Chairmen of the Board; and (b) such other directors, none of whom shall be an officer of the Bank, as shall be appointed to serve at the pleasure of the Board. The Board, by resolution adopted by a majority of the entire Board, may designate one or more directors as alternate members of the Executive Committee and the manner and circumstances in which such alternate members shall replace or act in the place of absent or disqualified members of the Executive Committee. The attendance of one-third of the members of the Committee or their substitutes, or the next highest integer in the event of a fraction, at any meeting shall constitute a quorum, and the act of a majority of those present at a meeting thereof at which a quorum is present shall be the act of the Committee. All acts done and powers conferred by the Committee from time to time shall be deemed to be, and may be certified as being done or conferred under the authority of the Board. The Committee shall fix its own rules and procedures, and the minutes of the meetings of the Committee shall be submitted at the next regular meeting of the Board at which a quorum is present, or if impracticable at the next such subsequent meeting. The Committee shall hold meetings "On Call" and such meetings may be called by the Chairman of the Executive Committee, the Chairman of the Board, the Chief Executive Officer, the President, a Vice Chairman of the Board, or the Secretary. Notice of each such meeting of the Committee shall be given by mail, telegraph, cable, wireless or other form of recorded communication or be delivered personally or by telephone to each member of the Committee not later

                                    T3G.4-29
than the day before the day on which such meeting is to be held. Notice of any such meeting need not be given to any member of the Committee who submits a signed waiver of notice whether before or after the meeting, or if he shall be present at such meeting; and any meeting of the Committee shall be a legal meeting without any notice thereof having been given, if all the members of the Committee shall be present thereat. In the case of any meeting, in the absence of the Chairman of the Executive Committee, such member as shall be designated by the Chairman of the Executive Committee or the Executive Committee shall act as Chairman of the meeting.

     SECTION 3.02. Examining Committee. The Board, by resolution adopted by a majority of the entire Board, shall appoint an Examining Committee composed of not less than three of its members, none of whom shall be an officer of the Bank, to hold office at its pleasure and one of whom shall be designated by the Board as chairman thereof. The Committee shall make such examination into the affairs of the Bank and its loans and discounts and make such reports in writing thereof as may be directed by the Board or required by the Banking Law. The attendance of one-third of the members of the Committee, or the next highest integer in the event of a fraction, at any meeting shall constitute a quorum, and the act of a majority of those present at a meeting thereof at which a quorum is present shall be the act of the Committee.

     SECTION 3.03. Other Committees. The Board, by resolution adopted by a majority of the entire Board, may appoint, from time to time, such other committees composed of not less than three of its members for such purposes and with such duties and powers as the Board may determine. The attendance of one-third of the members of such other committees, or the next highest integer in the event of a fraction, at any meeting shall constitute a quorum, and the act of a majority of those present at a meeting thereof at which a quorum is present shall be the act of such other committees.

                                   ARTICLE IV

                              OFFICERS AND AGENTS

     SECTION 4.01. Officers. The officers of the Bank shall be (a) a Chairman of the Board, a Chief Executive Officer, a President and one or more Vice Chairmen of the Board, each of whom must be a director and shall be elected by the Board;
(b) a Chief Financial Officer, a Controller, a Secretary and a General Auditor, each of whom shall be elected by the Board; and (c) may include a Chief Credit Officer, a Chief Administrative Officer, a Chief Technology Officer, one or more Group Executives and such other officers as may from time to time be elected by the Board or under its authority, or appointed by the Chairman, the Chief Executive Officer, the President or a Vice Chairman of the Board.


     SECTION 4.02. Clerks and Agents. The Board may elect and dismiss, or the Chairman, the Chief Executive Officer, the President or a Vice Chairman of the Board may appoint and dismiss and delegate to any other officers authority to appoint and dismiss, such clerks, agents and employees as may be deemed advisable for the prompt and orderly transaction of the Bank's business, and may prescribe, or authorize the appointing officers to prescribe, their respective duties, subject to the provisions of these By-laws.

                                    T3G.4-30

     SECTION 4.03. Term of Office. The officers designated in Section 4.01(a) shall be elected by the Board at its annual meeting. The officers designated in
Section 4.01(b) may be elected at the annual or any other meeting of the Board. The officers designated in Section 4.01(c) may be elected at the annual or any other meeting of the Board or appointed at any time by the designated proper officers. Any vacancy occurring in any office designated in Section 4.01(a) may be filled at any regular or special meeting of the Board. The officers elected pursuant to Section 4.01(a) shall each hold office for the term of one year and until their successors are elected, unless sooner disqualified or removed by a vote of two-thirds of the whole Board. The officers elected by the Board pursuant to Section 4.01(b) of these By-laws shall hold office at the pleasure of the Board. All other officers, clerks, agents and employees elected by the Board, or appointed by the Chairman, the Chief Executive Officer, the President or a Vice Chairman of the Board, or under their authority, shall hold their respective offices at the pleasure of the Board or officers elected pursuant to
Section 4.01(a).

     SECTION 4.04. Chairman of the Board. The Chairman shall preside at all meetings of the stockholders and at all meetings of the Board. The Chairman of the Board shall have the same power to perform any act on behalf of the Bank and to sign for the Bank as is prescribed in these By-laws for the Chief Executive Officer. He shall perform such other duties as from time to time may be prescribed by the Board.

     SECTION 4.05. Chief Executive Officer. The Chief Executive Officer shall be the chief executive officer of the Bank and shall have, subject to the control of the Board and the Chairman, general supervision and direction of the policies and operations of the Bank and of its several officers other than the Chairman. In the absence of the Chairman, he shall preside at all meetings of the stockholders and at all meetings of the Board. He shall have the power to execute any document or perform any act on behalf of the Bank, including without limitation the power to sign checks, orders, contracts, leases, notes, drafts and other documents and instruments in connection with the business of the Bank, and together with the Secretary or an Assistant Corporate Secretary execute conveyances of real estate and other documents and instruments to which the seal of the Bank may be affixed. He shall perform such other duties as from time to time may be prescribed by the Board.

     SECTION 4.06. President. The President shall, subject to the direction and control of the Board, the Chairman and the Chief Executive Officer, participate in the supervision of the policies and operations of the Bank. In general, the President shall perform all duties incident to the office of President, and such other duties as from time to time may be prescribed by the Board, the Chairman, or the Chief Executive Officer. In the absence of the Chairman or the Chief Executive Officer, the President shall preside at meetings of stockholders and of the Board. The President shall have the same power to sign for the Bank as is prescribed in these By-laws for the Chief Executive Officer.

     SECTION 4.07. Vice Chairman of the Board. The Vice Chairman of the Board, or if there be more than one, then each of them, shall, subject to the direction and control of the Board, the Chairman and the Chief Executive Officer, participate in the supervision of the policies and operations of the Bank, and shall have such other duties as may be prescribed from time to time by the Board, the Chairman or the Chief Executive Officer. In the absence of the Chairman, the Chief Executive Officer and the President, a Vice Chairman, as designated by the Chairman or the Board, shall preside at

                                    T3G.4-31
meetings of the stockholders and of the Board. Each Vice Chairman shall have the same power to sign for the Bank as is prescribed in these By-laws for the Chief Executive Officer.

     SECTION 4.08. Chief Financial Officer. The Chief Financial Officer shall have such powers and perform such duties as the Board, the Chairman, the Chief Executive Officer, the President, or a Vice Chairman of the Board may from time to time prescribe, which duties may include, without limitation, responsibility for strategic planning, corporate finance, control, tax and auditing activities, and shall perform such other duties as may be prescribed by these By-laws.

     SECTION 4.09. Controller. The Controller shall exercise general supervision of the accounting departments of the Bank. He shall be responsible to the Chief Financial Officer and shall render reports from time to time relating to the general financial condition of the Bank. He shall render such other reports and perform such other duties as from time to time may be prescribed by the Chief Financial Officer, a Vice Chairman of the Board, the President, the Chief Executive Officer or the Chairman.

     SECTION 4.10.  Secretary. The Secretary shall:

     (a) record all the proceedings of the meetings of the stockholders, the Board and the Executive Committee in one or more books kept for that purpose;

     (b) see that all notices are duly given in accordance with the provisions of these By-laws or as required by law;

     (c) be custodian of the seal of the Bank; and he may see that such seal or a facsimile thereof is affixed to any documents the execution of which on behalf of the Bank is duly authorized and may attest such seal when so affixed; and

     (d) in general, perform all duties incident to the office of Secretary and such other duties as from time to time may be prescribed by the Board, the Chairman, the Chief Executive Officer, the President, or a Vice Chairman of the Board.

     SECTION 4.11. General Auditor. The General Auditor shall exercise general supervision of the Auditing Division. He shall audit the affairs of the Bank and its subsidiaries, including appraisal of the soundness and adequacy of internal controls and operating procedures and shall ascertain the extent of compliance with policies and procedures of the Bank. He shall be responsible to the Board and shall make such audits and prepare such regular reports as the Board, its Examining Committee, the Chairman or the Chief Executive Officer may, from time to time, require or as in his judgment are necessary in the performance of his duties.

     SECTION 4.12. Powers and Duties of Other Officers. The powers and duties of all other officers of the Bank shall be those usually pertaining to their respective offices, subject to the direction and control of the Board and as otherwise provided in these By-laws.

                                    T3G.4-32

     SECTION 4.13. Fidelity Bonds. The Board, in its discretion, may require any or all officers, agents, clerks and employees of the Bank to give bonds covering the faithful performance of their duties or may obtain insurance covering the same, in either case in form and amount approved by the Board, the premiums thereon to be paid by the Bank.

                                    ARTICLE V

                                 CORPORATE SEAL


     The corporate seal of the Bank shall be in the form of a circle and shall bear the full name of the Bank and the words "Corporate Seal New York" together with the logo of J.P. Morgan Chase & Co.

                                    ARTICLE VI

                                   FISCAL YEAR

     The fiscal year of the Bank shall be the calendar year.

                                   ARTICLE VII

                                 INDEMNIFICATION

     SECTION 7.01. Right to Indemnification. The Bank shall to the fullest extent permitted by applicable law as then in effect indemnify any person (the "Indemnitee") who was or is involved in any manner (including, without limitation, as a party or a witness), or is threatened to be made so involved, in any threatened, pending or completed investigation, claim, action, suit or proceeding, whether civil, administrative or investigative (including, without limitation, any action, suit or proceeding by or in the right of the Bank to procure a judgment in its favor) (a "Proceeding") by reason of the fact that he is or was a director, officer, employee or agent of the Bank, or is or was serving at the request of the Bank as a director, officer or employee or agent of another corporation, partnership, joint venture, trust or other enterprise against all expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such Proceeding. Such indemnification shall be a contract right and shall include the right to receive payment in advance of any expenses incurred by the Indemnitee in connection with such Proceeding, consistent with the provisions of applicable law as then in effect.

     SECTION 7.02. Contracts and Funding. The Bank may enter into contracts with any director, officer, employee or agent of the Bank in furtherance of the provisions of this Article VII and may create a trust fund, grant a security interest or use other means (including, without limitation, a letter of credit) to ensure the payment of such amounts as may be necessary to effect indemnification as provided in this Article VII.

     SECTION 7.03. Employee Benefit Plans. For purposes of this Article VII, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes

                                    T3G.4-33
assessed on a person with respect to any employee benefit plan; and references to "serving at the request of the Bank" shall include any service as a director, officer, employee, or agent of the Bank which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner not opposed to the best interests of a corporation.

     SECTION 7.04. Indemnification Not Exclusive Right. The right of indemnification and advancement of expenses provided in this Article VII shall not be exclusive of any other rights to which a person seeking indemnification may otherwise be entitled, under any statute, by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. The provisions of this Article VII shall inure to the benefit of the heirs and legal representatives of any person entitled to indemnity under this
Article VII and shall be applicable to Proceedings commended or continuing after the adoption of this Article VII whether arising from acts or omissions occurring before or after such adoption.

     SECTION 7.05. Advancement of Expenses; Procedures. In furtherance, but not in limitation, of the foregoing provisions, the following procedures and remedies shall apply with respect to advancement of expenses and the right to indemnification under this Article VII:

          (a) Advancement of Expenses. All reasonable expenses incurred by or on behalf of the Indemnitee in connection with any Proceeding shall be advanced to the Indemnitee by the Bank within twenty (20) days after the receipt by the Bank of a statement or statements from the Indemnitee requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the expenses incurred by the Indemnitee and, if required by law at the time of such advance, shall include or be accompanied by an undertaking by or on behalf of the Indemnitee to repay the amounts advanced if, and to the extent, it should ultimately be determined that the Indemnitee is not entitled to be indemnified against such expenses.

          (b) Written Request for Indemnification. To obtain indemnification under this Article VII, an Indemnitee shall submit to the Secretary of the Bank a written request, including such documentation and information as is reasonably available to the Indemnitee and reasonably necessary to determine whether and to what extent the Indemnitee is entitled to indemnification (the "Supporting Documentation"). The determination of the Indemnitee's entitlement to indemnification shall be made within a reasonable time after receipt by the Bank of the written request for indemnification together with the Supporting Documentation. The Secretary of the Bank shall, promptly upon receipt of such a request for indemnification, advise the Board in writing that the Indemnitee has requested indemnification.

          (c) Procedure for Determination. The Indemnitee's entitlement to indemnification under this Article VII shall be determined (i) by the Board by a majority vote of a quorum (as defined in Article II of these By-laws) consisting of directors who were not parties to such action, suit or proceeding, or (ii)

                                    T3G.4-34
if such quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders, but only if a majority of the disinterested directors, if they constitute a quorum of the Board, presents the issue of entitlement to indemnification to the stockholders for their determination.


                                  ARTICLE VIII

                                    BY-LAWS

     SECTION 8.01. Inspection. A copy of the By-laws shall at all times be kept in a convenient place at the principal office of the Bank, and shall be open for inspection by stockholders during banking hours.

     SECTION 8.02. Amendments. Except as otherwise specifically provided by statute, these By-laws may be added to, amended, altered or repealed at any meeting of the Board by vote of a majority of the entire Board, provided that written notice of any such proposed action shall be given to each director prior to such meeting, or that notice of such addition, amendment, alteration or repeal shall have been given at the preceding meeting of the Board.

     SECTION 8.03. Construction. The masculine gender, where appearing in these By-laws, shall be deemed to include the feminine gender.

                                    T3G.4-35

                                Bank Call Notice

                             RESERVE DISTRICT NO. 2
                       CONSOLIDATED REPORT OF CONDITION OF

                               JPMorgan Chase Bank
                  of 270 Park Avenue, New York, New York 10017
                     and Foreign and Domestic Subsidiaries,
                     a member of the Federal Reserve System,

                   at the close of business December 31, 2002,
              in accordance with a call made by the Federal Reserve
               Bank of this District pursuant to the provisions of
                            the Federal Reserve Act.


                                                                        DOLLAR AMOUNTS
                                                                          IN MILLIONS
                                                                        --------------
                     ASSETS

Cash and balances due from depository institutions:
     Noninterest-bearing balances and
     currency and coin ..........................................           $ 18,102
     Interest-bearing balances ..................................              8,392
Securities:
Held to maturity securities .....................................                396
Available for sale securities ...................................             79,372
Federal funds sold and securities purchased under
     agreements to resell .......................................
     Federal funds sold in domestic offices .....................             16,164
     Securities purchased under agreements to resell ............             67,327
Loans and lease financing receivables:
     Loans and leases held for sale .............................             24,545
     Loans and leases, net of unearned income ...................           $159,647
     Less: Allowance for loan and lease losses ..................              3,572
     Loans and leases, net of unearned income and
     allowance ..................................................            156,075
Trading Assets ..................................................            194,198
Premises and fixed assets (including capitalized leases).........              6,280
Other real estate owned .........................................                104
Investments in unconsolidated subsidiaries and
     associated companies........................................                678
Customers' liability to this bank on acceptances
     outstanding ................................................                349
Intangible assets
     Goodwill....................................................              2,159
     Other Intangible assets.....................................              3,315
Other assets ....................................................             44,932
TOTAL ASSETS ....................................................           $622,388
                                                                            ========

                                    T3G.4-36

                                                                        DOLLAR AMOUNTS
                                                                          IN MILLIONS
                                                                        --------------
                      LIABILITIES

Deposits
     In domestic offices ........................................           $171,786
     Noninterest-bearing ........................................$75,101
     Interest-bearing ........................................... 96,685
     In foreign offices, Edge and Agreement
     subsidiaries and IBF's .....................................            128,780
     Noninterest-bearing ........................................ $7,380
     Interest-bearing ...........................................121,400

Federal funds purchased and securities sold under
     agreements to repurchase:
     Federal funds purchased in domestic offices ................              5,701
     Securities sold under agreements to repurchase .............            120,579
Trading liabilities .............................................            118,113
Other borrowed money (includes mortgage indebtedness
     and obligations under capitalized leases) ..................              8,388
Bank's liability on acceptances executed and outstanding ........                356
Subordinated notes and debentures ...............................              8,528
Other liabilities ...............................................             24,520
TOTAL LIABILITIES ...............................................            586,751
Minority Interest in consolidated subsidiaries ..................                 97

                      EQUITY CAPITAL

Perpetual preferred stock and related surplus ...................                  0
Common stock ....................................................              1,785
Surplus (exclude all surplus related to preferred stock) ........             16,304
Retained earnings ...............................................             16,347
Accumulated other comprehensive income ..........................              1,104
Other equity capital components .................................                  0
TOTAL EQUITY CAPITAL ............................................             35,540
                                                                            --------
TOTAL LIABILITIES, MINORITY INTEREST, AND EQUITY CAPITAL ........           $622,388
                                                                            ========


I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                                    JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.



                                    WILLIAM B. HARRISON, JR.    )
                                    ELLEN V. FUTTER             ) DIRECTORS
                                    FRANK A. BENNACK, JR.       )



                                    T3G.4-37